SCHEDULE 14C INFORMATION
(Amendment No. __)
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒Preliminary Information Statement	☐Confidential, For Use of the Commission only (as permitted by Rule 14c-5(d)(2))
☐Definitive Information Statement

SYNTHENOL, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒No Fee Required
☐Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials:
☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing party:

(4) Date filed:

SYNTHENOL, INC.
c/o Viking Investments Group LLC
65 Broadway, Suite 501
New York, New York 10006
(212) 359-4300

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being mailed on or about October 10, 2008, to the holders of record of the outstanding common stock, $.01 par value per share (the “Common Stock”) of Synthenol, Inc., a Florida corporation (the “Company”), as of the close of business on September 24, 2008 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This Information Statement relates to a written consent in lieu of a meeting, dated September 26, 2008, (the “Written Consent”) of shareholders of the Company owning at least a majority of the outstanding shares of Common Stock as of the Record Date (the “Majority Shareholders”).  Except as otherwise indicated by the context, references in this information statement to “Company,” “we,” “us,” or “our” are references to Synthenol, Inc.

The Written Consent approved a change in the state of incorporation of the Company from Florida to Nevada by merging the Company with and into a newly formed Nevada subsidiary (the “Reincorporation”), pursuant to an agreement and plan of merger (the “Plan of Merger”), in connection with which the Articles of Incorporation and Bylaws of the Nevada corporation shall become the Articles of Incorporation and Bylaws of the Company.

The Written Consent constitutes the consent of a majority of the total number of shares of outstanding Common Stock and is sufficient under the Florida Business Corporation Act and the Company’s Bylaws to approve the Reincorporation.  Accordingly, the Reincorporation is not presently being submitted to the Company’s other shareholders for a vote.  The  Reincorporation will become effective on or about October 30, 2008 or as soon thereafter as practicable, following the filing of Articles of Merger with the Nevada Secretary of State and Florida Secretary of State.

This is not a notice of a meeting of shareholders and no shareholders’ meeting will be held to consider the matters described herein.  This Information Statement is being furnished to you solely for the purpose of informing shareholders of the matters described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

By Order of our Board of Directors,

/s/ Richard Xu
Richard Xu
President

GENERAL INFORMATION

This Information Statement is being first mailed on or about October 10, 2008, to shareholders of the Company by the board of directors to provide material information regarding corporate actions that have been approved by the Written Consent of the Majority Shareholders.

Only one copy of this Information Statement is being delivered to two or more shareholders who share an address unless we have received contrary instruction from one or more of such shareholders.  We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered.  If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company’s executive offices at the address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN ACTIONS TAKEN BY THE MAJORITY SHAREHOLDERS.

The entire cost of furnishing this Information Statement will be borne by the Company.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

AUTHORIZATION BY THE BOARD OF DIRECTORS
AND THE MAJORITY STOCKHOLDERS

Under the Florida Business Corporation Act and the Company’s Bylaws, any action that can be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing.  The approval of the Reincorporation requires the affirmative vote or written consent of a majority of the issued and outstanding shares of Common Stock.  Each shareholder is entitled to one vote per share of Common Stock on any matter which may properly come before the shareholders.

On the Record Date, the Company had 711,018 shares of Common Stock issued and outstanding with the holders thereof being entitled to cast one vote per share.

On September 24, 2008, our board of directors (“Board of Directors”) unanimously adopted resolutions approving the Reincorporation and recommended that our shareholders approve the Plan of Merger as set forth in Appendix A.  In connection with the adoption of these resolutions, our Board of Directors elected to seek the written consent of the holders of a majority of our outstanding shares in order to reduce associated costs and implement the proposals in a timely manner.

Our Board of Directors believes that the change in our state of incorporation is desirable because it will result in the Company being incorporated in a state with a widely recognized body of corporate law and no state income tax.

CONSENTING STOCKHOLDERS

On September 26, 2008, Viking Investments Group LLC being the record holders of 366,520 shares of our Common Stock, constituting 51.5% of our issued and outstanding shares of Common Stock approved in writing the Reincorporation.

Accordingly, the Company has obtained all necessary corporate approvals in connection with the adoption of the Reincorporation.  The Company is not seeking written consent from any other shareholders, and the other shareholders will not be given an opportunity to vote with respect to the actions described in this Information Statement.  All necessary corporate approvals have been obtained.  This Information Statement is furnished solely for the purposes of advising shareholders of the action taken by written consent and giving shareholders notice of such actions taken as required by the Exchange Act.

The Company will, when permissible following the expiration of the 10 day period mandated by the Florida Business Corporation Act and the 20 day period mandated by Rule 14C, execute the Plan of Merger and file Articles of Merger with the Secretary of State of Nevada and the Secretary of State of Florida to effect the Reincorporation.  Our Board of Directors has fixed October 30, 2008 as the effective date of the Reincorporation (the “Effective Date”).

DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

The Company’s authorized capital currently consists of 100,000,000 shares of Common Stock par value $0.01 per share and 5,000,000 shares of preferred stock par value $0.01 per share (“Preferred Stock”).  Each share of Common Stock entitles its record holder to one (1) vote per share.  Holders of the Company’s Common Stock do not have cumulative voting, conversion, redemption rights or preemptive rights to acquire additional shares.

At the close of business on the Record Date, the Company had 711,018 shares of Common Stock issued and outstanding and no shares of Preferred Stock issued and outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of the Record Date (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group.

Unless otherwise specified, the address of each of the persons set forth below is in care of Synthenol, Inc., c/o Viking Investments Group, LLC, 65 Broadway, Suite 501, New York, New York 10006.

Name & Address of Beneficial Owner	Office, if Any	Title of Class	Amount & Nature of Beneficial Ownership(1)	Percent of Class(2)
Officers and Directors
Tom Simeo	CEO and Chairman	Common Stock $0.01 par value	0(3)	*%
Richard Xu	President, Secretary and Treasurer	Common Stock $0.01 par value	0(4)	*%
All officers and directors as a group (2 persons named above)		Common Stock $0.01 par value	0	*%

Name & Address of Beneficial Owner	Office, if Any	Title of Class	Amount & Nature of Beneficial Ownership(1)	Percent of Class(2)
5% Securities Holder
Viking Investments Group LLC		Common Stock $0.01 par value	366,520(5)	51.5%
Cede & Co. P. O. Box 222 Bowling Green Station New York, New York 10006		Common Stock $0.01 par value	323,230(6)	45.5%
* Less than 1%.

(1)
Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock.

(2)
A total of 711,018 shares of our Common Stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1).  For each Beneficial Owner above, any options exercisable within 60 days have been included in the denominator.

(3)	On August 21, 2008, Tom Simeo filed a Form 3 with the SEC stating that he has no beneficial ownership in any shares of Common Stock of Synthenol.

(4)	On August 21, Richard Xu filed a Form 3 with the SEC stating that he has no beneficial ownership in any shares of Common Stock of Synthenol.

(5)
On August 27, 2008, Viking Investments Group LLC, a Delaware limited liability company, (“Viking”), filed a Schedule 13D with the SEC stating that Viking is the beneficial owner of 366,520 shares of Common Stock which includes 19,000 shares of Common Stock held in nominee name.

(6)	Does not include 19,000 shares of Common Stock held by Cede & Co. for the benefit of Viking.

Changes in Control

We do not currently have any arrangements which if consummated may result in a change of control of our Company.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following sets forth the annual and long-term compensation received by (i) our Chief Executive Officer ("CEO"), (ii) our two most highly compensated executive officers, if any, other than the CEO, whose total compensation during fiscal year 2007 exceeded $100,000 and who were serving as executive officers at the end of the 2007 fiscal year and (iii) the two most highly compensated former officers (collectively, the "Named Executive Officers"), at our fiscal years ended December 2006 and 2007:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards (No. of shares)	Non-Equity Incentive Plan Compensation Earnings ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total($)
Tom Simeo, CEO (1)	2006	0							0
	2007	0							0
Richard Xu, Pres, Sec’y Treas. (2)	2006	0							0
	2007	0							0
Cecil Morris, Pres. (3)	2006	6,000							6,000
	2007	6,000							6,000
John Page, Sec’y, Treas. (4)	2006	6,000							6,000
	2007	6,000							6,000
__________________________________

Narrative to Summary Compensation Table

(1)
  Mr. Simeo, has been our chief executive officer since August 15, 2008, when Viking Investments Group LLC acquired control of the Company.  Mr. Simeo became a member and chairman of our Board of Directors, effective on September 1, 2008.

(2)
Mr. Xu, has been the our president, secretary and treasurer since August 15, 2008, when Viking Investments Group LLC acquired control of the Company.  Mr. Xu became a member of our Board of Directors, effective on September 1, 2008.

(3)
Mr. Morris was our president until August 15, 2008, when Mr. Morris resigned from all offices he held with us.  On the same date, Mr. Morris submitted his resignation as a member of our Board of Directors, effective on September 1, 2008.

(4)
Mr. Page was our treasurer, secretary and a director of our Board of Directors until August 15, 2008, when Mr. Page resigned from all offices he held with us.  On the same date, Mr. Page submitted his resignation as a member of our Board of Directors, effective on September 1, 2008.

Outstanding Equity Awards at Fiscal Year End

None of our executive officers received any options or stock during the fiscal year ended December 31, 2007.

Compensation of Directors

No cash and non-cash compensation were awarded to, earned by or paid to our directors for services rendered during the fiscal year ended December 31, 2007.

CHANGES OF CONTROL

On August 15, 2008, we entered into a stock purchase agreement with certain of our stockholders (“Sellers”), Michael Jackson, in his capacity as the Sellers’ Representative and Viking pursuant to which the Sellers agreed to sell to Viking 366,520 shares of Common Stock (the “Shares”) for a purchase price in the aggregate amount of $350,000.  In connection with the sale of the Shares, certain of our debt in the aggregate principal amount of $243,500 held by the Sellers and certain parties were assigned to the Viking by the holders of such debts as reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 21, 2008.  The sale represented a change of control of the Company and the Shares acquired by Viking represented approximately 51.5% of our issued and outstanding capital stock calculated on a fully-diluted basis.

CHANGE IN OUR STATE OF INCORPORATION
FROM FLORIDA TO NEVADA

On September 24, 2008, our Board of Directors adopted resolutions, subject to shareholder approval, to change our state of incorporation from Florida to Nevada.  In order to accomplish the change in the state of incorporation, we will merge with and into our wholly-owned corporation which has been incorporated in Nevada specifically for that purpose under the name “SinoCubate, Inc.” (“SinoCubate”).  Pursuant to the terms of the Plan of Merger, SinoCubate will be the surviving corporation and the issued and outstanding shares of Common Stock will automatically be converted into shares of SinoCubate common stock at the rate of one share of SinoCubate common stock for each one share of Common Stock.  The form of the Plan of Merger of is attached hereto as Appendix A. Upon completion of the merger, the Articles of Incorporation and Bylaws of SinoCubate will become the governing instruments of the Company and will differ in several respects from the current Articles of Incorporation and Bylaws of the Company, as more thoroughly discussed below.

Reasons for the Reincorporation

Nevada is a nationally-recognized leader in adopting and implementing comprehensive and flexible corporation laws that are frequently revised and updated to accommodate changing legal and business needs.  In light of the Company’s expected growth plans, our Board of Directors believes that it will be beneficial to the Company and our shareholders to obtain the benefits of Nevada’s corporation laws.  Nevada courts have developed considerable expertise in dealing with corporate legal issues and have produced a substantial body of case law construing Nevada corporation laws, with multiple cases concerning areas that Florida courts have not yet considered.  Because the judicial system is based largely on legal precedents, the abundance of Nevada case law should serve to enhance the relative clarity and predictability of many areas of corporation law, and allow our Board of Directors and management to make business decisions and take corporate actions with greater assurance as to the validity and consequences of such decisions and actions.

Certain Effects of the Change in State of Incorporation

The Reincorporation will effect a change in the Company’s legal domicile and, by virtue of the consummation of the merger, name.  The Reincorporation will not result in any change in headquarters, business, jobs, management, location of any of offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which are immaterial).  Management, including all directors and officers, will remain the same in connection with the Reincorporation and will assume identical positions with SinoCubate.  There will be no substantive change in other direct or indirect interests of the current directors or executive officers as a result of the Reincorporation. Upon the effective time of the Reincorporation, each shareholder’s shares of Common Stock will be converted into an equivalent number of shares of common stock of SinoCubate.

As previously noted, the Articles of Incorporation and Bylaws of SinoCubate will be the governing instruments of the surviving corporation following the merger with the Company, resulting in several changes from the current Articles of Incorporation and Bylaws of the Company.  Some of these changes are purely procedural in nature, such as a change in the registered office and agent of the Company from an office and agent in Florida to an office and agent in Nevada.  Some changes, however, will be substantive in nature.  There are also material differences between the Florida Business Corporation Act (the “FBCA”) and Nevada corporation laws.  Certain substantive changes to the Articles of Incorporation and Bylaws of the Company, as well as the material differences between Florida and Nevada law are discussed below. Such summary does not purport to be complete and is qualified in its entirety by reference to Florida and Nevada corporate laws and the Articles of Incorporation and Bylaws of SinoCubate, copies of which are included herewith as Appendix B and Appendix C, respectively.  For ease of comparison, the Company’s current Articles of Incorporation and Bylaws are included herewith as Appendix D and Appendix E, respectively.

As disclosed in more detail under the heading “Anti-Takeover Effects of Certain Provisions of Nevada Law and Our Articles of Incorporation and Bylaws” below, certain provisions of SinoCubate’s Articles of Incorporation and Bylaws and applicable provisions of the Nevada Revised Statutes may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of our Company or changing our Board and management. These provisions may also have the effect of deterring hostile takeovers or delaying changes in our Company’s control or in our management.

Changes to Articles of Incorporation

(a)    Change in Par Value.

The Company’s authorized capital on the Record Date consisted of 100,000,000 shares of Common Stock, par value $.01 per share and 5,000,000 shares of Preferred Stock, par value $.01 per share.  The total authorized capital of SinoCubate consists of 100,000,000 shares of common stock, par value $.001 per share and 5,000,000 shares of preferred stock, par value $.001 per share.

The shares of common stock authorized under SinoCubate’s Articles of Incorporation will be substantially identical to the shares of Common Stock now authorized under the Company’s Articles of Incorporation.  Holders of Common Stock are not entitled under the Company’s Articles of Incorporation, and are not entitled under SinoCubate’s Articles of Incorporation, to preemptive rights to subscribe for additional securities that may be issued by SinoCubate in the future.

(b)   Limited Liability of Directors.

The Articles of Incorporation of SinoCubate limit the liability of the Company’s directors to the maximum extent permitted by Nevada law.  As a result, a director will have no personal liability to the Company or its shareholders for damages for breach of fiduciary duty as a director or officer, except for (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (b) the payment of distributions in violation of section 78.300 of the Nevada Revised Statutes.  The Company’s current Articles of Incorporation do not contain any provision limiting the liability of the Company’s directors under Florida law.  Our Board of Directors has determined that it is in the best interest of the Company to provide such indemnification of our directors and officers  under certain circumstances in order to attract and retain superior candidates for these positions.  We understand, however, that insofar as indemnification by us for liabilities arising under the Exchange Act may be permitted to our directors, officers and controlling persons pursuant to provisions of SinoCubate’s Articles of Incorporation and Bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy and is, therefore, unenforceable.  In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Exchange Act and will be governed by the final adjudication of such issue.

(c)    No Restrictions on Business Combinations with Interested Stockholders.

The Company has elected not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, regulating corporate takeovers, so the SinoCubate Articles of Incorporation opts out of these provisions.  The application of these sections of the Nevada Revised Statutes would have limited the ability of the Company’s stockholders to approve a transaction that they may deem to be in their interests.  Our Board of Directors has determined that remaining subject to this statute would place unnecessary burdens on the Company in connection with the completion of beneficial business transactions with interested stockholders, and has thus decided to forego the provisions of these sections of the Nevada Revised Statutes.  The FBCA subjects the Company to similar restrictions on transactions with interested shareholders, summarized below under the heading “Change from Florida Law to Nevada Law,” and the Company’s current Articles of Incorporation contains a provision expressly electing not to be governed by that statute.

(d)    No Restrictions on Control Share Acquisitions.

In its Articles of Incorporation, SinoCubate has elected not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, restricting certain acquisitions of a controlling interest in a corporation.  Our Board of Directors has determined that remaining subject to this statute would place unnecessary burdens on the Company in connection with the completion of third party financings, and has thus decided to forego the provisions of these sections of the Nevada Revised Statutes.  Though, as currently written, the FBCA subjects companies to similar restrictions on control share acquisitions, summarized below under the heading “Change from Florida Law to Nevada Law,” the FBCA expressly allows the Company to continue to remain exempted from the statute because the Company had elected not to be governed by such provisions before the change in the statutes.

Changes to Bylaws

(a)    Removal of Directors.

In accordance with Florida law, the Company’s current Bylaws provide that a director or the entire Board of Directors may be removed, with or without cause, at a meeting called expressly for the purpose of removing a director or directors if the number of votes cast for removal exceeds the number of votes cast against removal. SinoCubate’s Bylaws provide that at any meeting of the stockholders, any director or directors may be removed from office, without assignment of any reason, by a majority vote of the shares or class of shares, as the case may be, which elected the director or directors to be removed, provided, however, that if less than all the directors are to be removed, no individual director shall be removed if the number of votes cast against her or his removal would be sufficient, if cumulatively voted at an election of the entire board, to elect one or more directors.

(b)   Vacancies Occurring in Board of Directors.

Under the Company’s current Bylaws, a vacancy occurring in our Board of Directors may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director or elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum of the shareholders is present.  Under SinoCubate’s Bylaws, when any director or directors are removed, new directors may be elected at the same meeting of the stockholders for the unexpired term of the director or directors removed.  If the stockholders fail to elect persons to fill the unexpired term or terms of the director or directors removed, these unexpired terms shall be considered vacancies on the board to be filled by the remaining directors.

Change from Florida Law to Nevada Law

As a result of the reincorporation, the Company will now be governed by Nevada corporation laws.  The following chart summarizes some of the material differences between the FBCA and Nevada corporation laws.  This chart does not address each difference between Florida law and Nevada law, but focuses on some of those differences which the Company believes are most relevant to the existing shareholders.  This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to Florida and Nevada law.

Florida	Nevada
Standard of Conduct for Directors
Under the FBCA, directors also have a fiduciary relationship to their corporation and its shareholders and, as such, are required to discharge their duties as a director in good faith with the care an ordinarily prudent person in a like position would exercise under similar circumstances and in a manner they reasonably believe to be in the best interests of the corporation. In discharging his or her duties, a director may consider such factors as the director deems relevant, including the long-term prospects and interests of the corporation and its shareholders, and the social, economic, legal, or other effects of any action on the employees, suppliers, customers of the corporation or its subsidiaries, the communities and society in which the corporation or its subsidiaries operate, and the economy of the state and the nation.

In Nevada, a corporation’s directors are held accountable to use “reasonable business judgment” in directing and overseeing the activities of the corporation. They have fiduciary obligations which cannot be breached. Directors can be held accountable to the shareholders if they fail to properly fulfill their duties or otherwise act against the interests of the corporation.

In order to fulfill their duties to the corporation and shareholders, directors are bound to use reasonable care and business judgment. Their performance will be based upon what a prudent person would decide under the circumstances. Their decisions do not necessarily need to pan out to be successful, as long as their business judgment was reasonable under the circumstances at the time that the relevant decision was made.

Directors must make all decisions in the best interest of the corporation and not based upon their own self interests or the interests of other parties. Directors generally cannot personally profit to the detriment of the corporation.  In any situation where a director stands to benefit personally, full disclosure of this personal benefit should be made prior to the making of such decisions. Transactions where a director stands to gain personally are not necessarily invalid, but will be specially scrutinized for fairness to the corporation and to determine whether the director’s personal interests were properly disclosed prior to the making of the relevant decision.

Dividends and other Distributions
Under the FBCA, a corporation may make a distribution, unless after giving effect to the distribution: the corporation would not be able to pay its debts as they come due in the usual course of business; or the corporation’s assets would be less than the sum of its total liabilities. Under the FBCA, a corporation’s redemption of its own common stock is deemed a distribution.

Nevada law prohibits distributions to stockholders when the distributions would (i) render the corporation unable to pay its debts as they become due in the usual course of business and (ii) render the corporation’s total assets less than the sum of its total liabilities plus the amount that would be needed to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Florida	Nevada
Limitation of Liability
The FBCA generally provides that a director of a corporation is not personally liable for monetary damages to the corporation or other person unless the director breached or failed to perform his duties as a director, and such breach or failure: constitutes a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful; constitutes a transaction from which the director derived an improper personal benefit; and results in an unlawful distribution; in the case of a derivative action or an action by a shareholder, which constitutes conscious disregard for the best interests of the corporation or willful misconduct; or in the case of a proceeding other than a derivative action or an action by a shareholder, constitutes recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

Under Nevada law, unless the articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its shareholders for any damages as a result of any act or failure to act in his capacity as a director or office unless it is proven that: (a) His act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (b) His breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Indemnification
Florida law allows indemnification if a person had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful; a transaction from which the person derived an improper personal benefit; in the case of a director, an unlawful distribution to shareholders; or willful misconduct or a conscious disregard for the best interests of the corporation in a proceeding by or in the right of the corporation or a shareholder.

Under Florida law, unless the corporation’s articles of incorporation provide otherwise, notwithstanding the failure of a corporation to provide indemnification, and despite any contrary determination of the board or of the shareholders in the specific case, a director, officer, employee, or agent of the corporation who is or was a party to a proceeding may apply for indemnification or advancement of expenses, or both, to the court conducting the proceeding, to the circuit court, or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice that it considers necessary, may order indemnification and advancement of expenses, including expenses incurred in seeking court-ordered indemnification or advancement of expenses, if it determines that:

In suits that are not brought by or in the right of the corporation, Nevada law permits a corporation to indemnify directors, officers, employees and agents for attorney’s fees and other expenses, judgments and amounts paid in settlement. The person seeking indemnity may recover as long as he acted in good faith and believed his actions were either in the best interests of or not opposed to the best interests of the corporation. Similarly, the person seeking indemnification must not have had any reason to believe his conduct was unlawful.

In derivative suits, a corporation may indemnify its agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party unless it makes a determination that indemnification is proper. The corporation through its stockholders, directors or independent counsel must only determine that the indemnification is proper.

Nevada law does not require employees to give the undertaking. Nevada precludes liability limitation for acts or omissions not in good faith or involving intentional misconduct and for paying dividends or repurchasing stock out of other than lawfully available funds.

Florida	Nevada
(1) the indemnitee is entitled to mandatory indemnification, in which case the court shall also order the corporation to pay the director reasonable expenses incurred in obtaining court-ordered indemnification or advancement of expenses;

(2) the indemnitee is entitled to further indemnification or advancement of expenses, or both, by virtue of the corporation’s exercise of its power; or

(3) the indemnitee is fairly and reasonably entitled to indemnification or advancement of expenses, or both, in view of all the relevant circumstances, regardless of whether such person met the required standard of conduct.

Amendment to Articles of Incorporation
The FBCA generally requires approval by a majority of directors and by holders of a majority of the shares entitled to vote on any amendment to a Florida corporation’s articles of incorporation.  In addition, the amendment must be approved by a majority of the votes entitled to be cast on the amendment by any class or series of shares with respect to which the amendment would create dissenters’ rights.  The board of directors must recommend the amendment to the shareholders, unless the board of directors determines that because of conflict of interest or other special circumstances it should make no recommendation and the shareholders with the amendment.

Nevada law requires the approval of the holders of a majority of all outstanding shares entitled to vote (with, in each case, each stockholder being entitled to one vote for each share so held) to approve proposed amendments to a corporation’s charter.

Nevada law does not require stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation’s charter documents grant such power to its board of directors. The holders of the outstanding shares of a particular class are entitled to vote as a class on a proposed amendment if the amendment would alter or change the power, preferences or special rights of one or more series of any class so to affect them adversely.

Corporate Opportunity
The FBCA provides that a contract or other transaction between a Florida corporation and any of its directors or any entity in which one of its directors or officers holds a position of office or a financial interest will not be void because of such relationship or interest or because that director was present at the meeting of directors which authorized that transaction if: the fact of the relationship or interest is disclosed or known to the board and the transaction is authorized by a majority of the disinterested directors.

A director breaches her duty of loyalty to the corporation if the director takes a business opportunity that is within the scope of the corporation’s potential business for himself or presents it to another party without first giving the corporation an opportunity to fairly consider the business opportunity. All such opportunities should be presented first to the corporation and fully considered.

Florida	Nevada

However, a contract or other transaction is not void or voidable solely because the contract or transaction is between a Nevada corporation and its director if the fact of financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote of the interested director, and the contract or transaction is fair as to the corporation at the time it is authorized.

Expiration of Proxies
The FBCA provides that proxies may be valid for 11 months unless a longer period is provided in the proxy.
Nevada law provides that proxies may not be valid for more than 6 months, unless the proxy is coupled with an interest or the shareholder specifies that the proxy is to continue in force for a longer period.

Interested Shareholder Combinations
 Section 607.0901 of the FBCA (also referred to as the Florida Affiliated Transactions Act) generally requires approval by a majority of disinterested directors or two-thirds of shareholders in specified transactions between a corporation and holders of more than 10% of the outstanding voting shares of the corporation (or their affiliates).  Florida law also permits the board of directors evaluating a tender offer or other business combination to consider all relevant factors including, without limitation, social, legal, economic or other effects on employees, customers, suppliers, and other constituencies, possible impact on the local community, and impact on the Florida and national economies.  The statute generally permits companies to elect not to be governed by its provisions.  However the Company’s current Articles of Incorporation does not contain a provision expressly electing not to be governed by this statute.

Section 78.438 of the Nevada Revised Statutes prohibits a Nevada corporation from engaging in any business combination with any interested stockholder (any entity or person beneficially owning, directly or indirectly, 10% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons) for a period of three years following the date that the stockholder became an interested stockholder, unless prior to that date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder.  Section 78.439 provides that business combinations after the three year period following the date that the stockholder becomes an interested stockholder may also be prohibited unless approved by the corporation's directors or other stockholders or unless the price and terms of the transaction meet the criteria set forth in the statute.  In its Articles of Incorporation, SinoCubate opts out of these provisions and so they are not applicable to the Company.

Control Share Acquisitions
Section 607.0902 of the FBCA (also referred to as the Florida Control Share Act) generally provides that shares acquired in a "control share acquisition" will not possess any voting rights unless such voting rights are approved by a majority of the corporation's disinterested shareholders.  A "control-share acquisition" is an acquisition, directly or indirectly, by any person having

Sections 78.378 through 78.3793 of the Nevada Revised Statutes limit the voting rights of certain acquired shares in a corporation. The provisions generally apply to any acquisition of outstanding voting securities of a Nevada corporation that has 200 or more stockholders, at least 100 of which are Nevada residents, and conducts business in Nevada (an “issuing corporation”) resulting in ownership of

Florida	Nevada
ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding "control shares" of a publicly held Florida corporation. "Control Shares" are shares which, except for the Florida Control Share Act, would have voting power that, when added to all other shares owned by a person or in respect to which such person may exercise or direct the exercise of voting power, would entitle such person, immediately after acquisition of such shares, directly or indirectly, alone or as a part of a group, to exercise or direct the exercise of voting power in the election of directors within any of the following ranges: (a) at least 20% but less than 331/3% of all voting power; (b) at least 331/3% but less than a majority of all voting power; or (c) a majority or more of all  voting power.

one of the following categories of an issuing corporation's then outstanding voting securities: (i) 20% or more but less than 23%; (ii) 23% or more but less than 50%; or (iii) 50% or more.  The securities acquired in such acquisition are denied voting rights unless a majority of the security holders approve the granting of such voting rights.  Unless an issuing corporation's articles of incorporation or bylaws then in effect provide otherwise: (i) voting securities acquired are also redeemable in part or in whole by an issuing corporation at the average price paid for the securities within 30 days if the acquiring person has not given a timely information statement to an issuing corporation or if the stockholders vote not to grant voting rights to the acquiring person's securities, and (ii) if outstanding securities and the security holders grant voting rights to such acquiring person, then any security holder who voted against granting voting rights to the acquiring person may demand the purchase from an issuing corporation, for fair value, all or any portion of his securities. In its Articles of Incorporation, SinoCubate opts out of these provisions and so they are not applicable to the Company.

Anti-Takeover Effects of Certain Provisions of Nevada Law and SinoCubate’s Articles of Incorporation and Bylaws

The SEC’s Release No. 34-15230 requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device.  Certain provisions of Nevada’s corporation law and SinoCubate’s Articles of Incorporation and Bylaws may have the effect of discouraging, delaying or preventing a change in control or an unsolicited acquisition proposal that a stockholder might consider favorable, including a proposal that might result in the payment of a premium over the market price for the shares held by stockholders. These provisions are summarized in the following paragraphs.

Limitation of Director Liability.  SinoCubate’s Articles of Incorporation limit the liability of our directors (in their capacity as directors but not in their capacity as officers) to us or our stockholders to the fullest extent permitted by Nevada law.  Specifically, our directors will not be personally liable for monetary damages for breach of a director's fiduciary duty as a director, except for liability: (a) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (b) under Section 78.300 of the Nevada Revised Statutes, which relates to unlawful payments of dividends.

Indemnification Arrangements.  Our bylaws provide that our directors and officers be indemnified and provide for the advancement to them of expenses in connection with actual or threatened proceedings and claims arising out of their status as such to the fullest extent permitted by the Nevada Revised Statutes.  We expect to enter into indemnification agreements with each of our directors and executive officers that provide them with rights to indemnification and expense advancement to the fullest extent permitted under the Nevada Revised Statutes.

Accounting Treatment

The Reincorporation would be accounted for as a reverse merger under which, for accounting purposes, the Company would be considered the acquiror and the surviving corporation, SinoCubate, would be treated as the successor to the Company’s historical operations. Accordingly, the Company’s historical financial statements would be treated as the financial statements of the surviving corporation.

Anticipated Federal Tax Consequences

The Company has not requested and will not request a ruling from the Internal Revenue Service, nor has the Company requested or received a tax opinion from an attorney, as to the various tax consequences of the Reincorporation in the State of Nevada.  The Company is structuring the Reincorporation in an effort to obtain the following consequences:

(a)
the Reincorporation of the Company in the State of Nevada to be accomplished by a merger between the Company and SinoCubate, will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986;

(b)
no gain or loss for federal income tax purposes will be recognized by shareholders of the Company on receipt by them of the common stock of SinoCubate in exchange for shares of the Company’s Common Stock;

(c)
the basis of the SinoCubate common stock received by shareholders of the Company in exchange for their shares of the Company’s Common Stock pursuant to the Reincorporation in the State of Nevada will be the same as the basis for the Company’s Common Stock; and

(d)
the holding period for the SinoCubate common stock for capital gains treatment received in exchange for the Company’s Common Stock will include the period during which the Company’s Common Stock exchanged therefor is held.

This discussion should not be considered as tax or investment advice, and the tax consequences of the Reincorporation may not be the same for all shareholders.  It should be noted that the foregoing positions are not binding on the Internal Revenue Service, which may challenge the tax-free nature of the Reincorporation in the state of Nevada.  A successful challenge by the Internal Revenue Service could result in taxable income to the Company, SinoCubate, and our shareholders, as well as other adverse tax consequences. ACCORDINGLY, EACH SHAREHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REINCORPORATION.

Exchange of Stock Certificates

Following effectiveness of the Reincorporation in Nevada, all stock certificates which represented shares of the Company’s Common Stock shall represent ownership of SinoCubate common stock.  We will print new stock certificates and we will obtain a new CUSIP number for our common stock that reflects the name change and change in our state of incorporation, although shareholders will not be required to tender their old stock certificates for transfer.  However, to eliminate confusion in transactions in the Company’s securities in the over-the-counter market, management urges shareholders to surrender their old certificates in exchange for new certificates issued in the new name of the Company and has adopted a policy to facilitate this process.  Each shareholder will be entitled to submit his or her old stock certificates (any certificates issued prior to the effective date of the change in the Company’s state of incorporation) to the transfer agent of the Interwest Transfer Company, Inc., 1981 East Murray Holladay Road, Suite 100, P.O. Box 17136, Salt Lake City, UT 84117, Tel:  (801) 272-9294 and to be issued in exchange therefor, new common stock certificates representing the number of shares of SinoCubate common stock of which each shareholder is the record owner after giving effect to the Reincorporation, and for a period of 30 days after the Effective Date, the Company will pay on one occasion only for such issuance.  The Company will not pay for issuing stock certificates in the name of a person other than the name appearing on the old certificate or for the issuance of new stock certificates in excess of the number of old certificates submitted by a shareholder. SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S).

DISSENTER’S RIGHTS

Under Florida law, holders of our Common Stock are not entitled to dissenter’s rights of appraisal with respect to the adoption of the Plan and our proposed Reincorporation.

FINANCIAL AND OTHER INFORMATION

For more detailed information on the Company, including financial statements, and other information about the business and operations of the Company, please refer to  periodic filings made with the SEC from time to time. Copies of these documents are available on the SEC’s EDGAR database at www.sec.gov and a copies of which may be obtained by writing our secretary at the address specified above.

APPENDICES

The following documents are appended to this information statement:

Appendix A	Form of Agreement and Plan of Merger
Appendix B	Amended Articles of Incorporation of SinoCubate, Inc., which will become the Articles of Incorporation of the Company following the Reincorporation
Appendix C	Bylaws of SinoCubate, Inc., which will become the Bylaws of the Company following the Reincorporation
Appendix D	Amended Articles of Incorporation of Synthenol, Inc., which are currently in effect until the Reincorporation
Appendix E	Bylaws of Synthenol, Inc. (f/k/a LegalPlay Entertainment, Inc.) which are currently in effect until the Reincorporation

Appendix A

AGREEMENT AND PLAN OF MERGER

by and between

SYNTHENOL, INC.
a Florida corporation

and

SINOCUBATE, INC.
a Nevada corporation

Dated as of September 29, 2008

i

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (hereinafter called this “Agreement”), dated as of September 29, 2008, is entered into between Synthenol, Inc., a Florida corporation (the “Company”) and SinoCubate, Inc., a Nevada corporation and a wholly owned subsidiary of the Company (“SinoCubate”). The Company and SinoCubate are sometimes together referred to herein as the “Constituent Entities.”

RECITALS

WHEREAS, SinoCubate was formed in the State of Nevada on September 11, 2008 as a wholly-owned subsidiary of the Company; and

WHEREAS, the board of directors of each of the Company and SinoCubate deems it advisable and in the best interests of the Company and SinoCubate, respectively, upon the terms and subject to the conditions herein stated, that the Company be merged with and into SinoCubate and that SinoCubate be the surviving corporation (the “Merger”); and

WHEREAS, the Company will submit this Agreement for approval by written consent of the holders of shares of common stock, $0.01 par value, of the Company (the “Common Stock”).

NOW, THEREFORE, in consideration of the premises and of the agreements of the parties hereto contained herein, the parties hereto agree in accordance with the applicable provisions of the laws of the States of Florida and Nevada which permit such merger, as follows:

ARTICLE I.

MERGER; EFFECTIVE TIME

1.1  The Merger.  Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, as defined in Section 1.2 hereof, (a) Synthenol, Inc., a Florida corporation shall be merged with and into (b) SinoCubate, Inc., a Nevada corporation and a wholly owned subsidiary of the Company, whereupon the separate existence of the Company shall cease.

1.2  Effective Time.  Provided that the terms and conditions set forth herein have been fulfilled or waived in accordance with this Agreement and that this Agreement has not been terminated or abandoned pursuant to Section 6.3 hereof, the Merger shall become effective on October 30, 2008 (the “Effective Time”).

ARTICLE II.

SURVIVING CORPORATION

2.1  Surviving Corporation.  SinoCubate, Inc. shall be the surviving corporation (sometimes hereinafter referred to as the “Surviving Corporation”) in the Merger and shall continue to be governed by the laws of the State of Nevada.

ARTICLE III.

TERMS AND CONDITIONS OF THE MERGER

3.1  The Articles of Incorporation.  The articles of incorporation of SinoCubate in effect at the Effective Time shall be the articles of incorporation of the Surviving Corporation, and shall continue in full force and effect until amended and changed in accordance with the provisions provided therein or the applicable provisions of Nevada Revised Statutes, as amended (the “Nevada Statutes”).

3.2  The Bylaws.  The bylaws of SinoCubate in effect at the Effective Time shall be the bylaws of the Surviving Corporation, and shall continue in full force and effect until amended and changed in accordance with the provisions provided therein or the applicable provisions of the Nevada Statutes.

3.3  Officers.  The officers of the Company at the Effective Time shall, from and after the Effective Time, continue to be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

3.4  Directors.  The directors of the Company at the Effective Time shall, from and after the Effective Time, continue to be the directors of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

3.5  Submission to Shareholder Vote. This Agreement shall be submitted to a vote of the shareholders of the Constituent Entities, respectively, as provided by applicable law, and shall take effect, and be deemed to be the Agreement and Plan of Merger of the Constituent Entities, upon the approval or adoption thereof by such shareholders in accordance with the requirements of the laws of the States of Florida and Nevada, respectively.

3.6  Filing of Articles of Merger in the State of Nevada.  As soon as practicable after the requisite shareholder approvals referenced in Section 3.5, hereof, articles of Merger (the “Articles of Merger”) to effectuate the terms of this Agreement shall be executed by each of the Constituent Entities and thereafter delivered to the Secretary of State for the State of Nevada for filing and recording in accordance with the Nevada Statutes.

3.7  Filing of Articles of Merger in the State of Florida.  As soon as practicable after the requisite shareholder approvals referenced in Section 3.6 and the filing of the Articles of Merger pursuant to Section 3.7, each of the Constituent Entities shall take any and all such actions and execute and deliver to the Secretary of State for the State of Florida, any and all documents, certificates or other instruments as may be necessary or appropriate for filing and recording in accordance with the Florida Business Corporation Act, as amended (the “Florida Act”), including articles of merger.

2

ARTICLE IV.

EFFECT OF MERGER

4.1  Effect of Merger on Constituent Entities.  At the Effective Time of the Merger, the Constituent Entities shall become a single corporation, which shall be SinoCubate, and the separate existence of the Company shall cease except to the extent provided by the laws of the States of Florida and Nevada. SinoCubate shall thereupon and thereafter possess all the rights, privileges, immunities and franchises, of both a public and private nature, of each of the Constituent Entities; and all property, real, personal and mixed, and all debts due on whatever account, including subscriptions to shares, and all other choices in action, and all and every other interest of, or belonging to, or due to each of the Constituent Entities, shall be taken and deemed to be vested in SinoCubate without further act or deed; and the title to all real estate, or any interest therein, vested in either of the Constituent Entities shall not revert or be in any way impaired by reason of the Merger. SinoCubate shall thenceforth be responsible and liable for all of the liabilities and obligations of each of the Constituent Entities and any existing claim, action or proceeding pending by or against either of the Constituent Entities may be prosecuted to judgment as if the Merger had not occurred, or the Surviving Entity may be substituted in such claim, action or proceeding, and neither the rights of creditors nor any liens upon the property of either of the Constituent Entities shall be impaired by the Merger.

4.2  Effect of Merger on Capital Stock.  At the Effective Time, as a result of the Merger and without any further action on the part of the Constituent Entities or the shareholders:

         (a)    each share of the Common Stock issued and outstanding immediately prior thereto shall be converted into one fully paid and nonassessable share of SinoCubate common stock (“SinoCubate Common Stock”), with the same rights, powers and privileges as the shares of Common Stock so converted, and all shares of such Common Stock shall be cancelled and retired and shall cease to exist.

         (b)    all outstanding and unexercised portions of all option, warrant and security exercisable or convertible by its terms into Common Stock (including convertible promissory notes), whether vested or unvested, which is outstanding immediately prior to the Effective Time (each, a “Company Stock Option”) shall be assumed by SinoCubate and shall be deemed to constitute an option, warrant or convertible security, as the case may be, to acquire the same number of shares of SinoCubate Common Stock as the holder of such Company Stock Option would have been entitled to receive had such holder exercised or converted such Company Stock Option in full immediately prior to the Effective Time (not taking into account whether such Company Stock Option was in fact exercisable or convertible at such time), at the same exercise price per share, and shall, to the extent permitted by law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status and all other material terms and conditions (continuous employment with the Company will be credited to an optionee for purposes of determining the vesting of the number of shares of the Common Stock subject to exercise under an assumed option at the Effective Time). As soon as practicable after the Effective Time, SinoCubate shall deliver to each holder of a Company Stock Option an option, warrant or convertible security, as the case may be, in SinoCubate, and shall take all steps to ensure that a sufficient number of shares of SinoCubate Common Stock is reserved for the

3

exercise of such Company Stock Options for each share of SinoCubate Common Stock so reserved as of the Effective Time.

         (c)    No fractional shares of the Common Stock will be issued in connection with the Merger.

         (d)    Each share of SinoCubate Common Stock owned by the Company shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.

4.3  Certificates.  At and after the Effective Time, all of the outstanding certificates that immediately prior thereto represented shares of Common Stock, options, warrants or other securities of the Company (other than shares held by Dissenting Shareholders as defined below), shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective SinoCubate Common Stock, options, warrants or other securities of SinoCubate, as the case may be, into which the shares represented by such certificates have been converted as herein provided and shall be so registered on the books and records of SinoCubate or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to SinoCubate or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Common Stock, options, warrants or other securities of SinoCubate, as the case may be, evidenced by such outstanding certificate, as above provided.

ARTICLE V.

STATEMENTS REQUIRED BY LAW

5.1  Service of Process.  In accordance with Section 607.1107 of the Florida Act, SinoCubate, as the Surviving Corporation, hereby agrees that at the Effective Time: (a) SinoCubate may be served with process within the State of Florida in any proceeding for the enforcement of any obligation of the Company, as well as for enforcement of any obligation of SinoCubate arising from the Merger, including any suit or other proceeding to enforce the Shareholder’s right to dissent, and shall irrevocably appoint the Secretary of State for the State of Florida as its agent to accept service of process in any such suit or other proceedings; (b) SinoCubate will promptly pay to any Dissenting Shareholders of the Company, the amount, if any, to which they are entitled under Section 607.1302 of the Florida Act.

5.2  Dissenting Shareholders.  In accordance with Section 92A.190 of the Nevada Statutes, SinoCubate, as the Surviving Corporation, hereby agrees that at the Effective Time: (a) SinoCubate may be served with process within the State of Nevada in any proceeding for the enforcement of any obligation of the Company which accrued before the Effective Time, as well as for enforcement of any obligation of SinoCubate arising from the Merger, including any suit or other proceeding to enforce the Shareholder’s right to dissent, and shall irrevocably appoint the Secretary of State for the State of Nevada as its agent to accept service of process in any such suit or other proceedings; (b) SinoCubate will promptly pay to any Dissenting Shareholders of the Company, the amount, if any, to which they are entitled under Sections 92A.300 through 92A.500 of the Nevada Statutes.

4

ARTICLE VI.

MISCELLANEOUS AND GENERAL

6.1  Condition to Each Party’s Obligation to Effect the Merger.  The respective obligation of each party hereto to effect the Merger is subject to receipt prior to the Effective Time of the requisite approval of this Agreement and the transactions contemplated hereby by the holders of Common Stock pursuant to the Florida Act and the Articles of Incorporation of the Company.

6.2  Further Assurances.  From time to time, as and when required by SinoCubate or by its successors or assigns, there shall be executed and delivered on behalf of the Company such deeds, assignments and other instruments, and there shall be taken or caused to be taken by it all such further action as shall be appropriate or advisable or necessary in order to vest, perfect or confirm, of record or otherwise, in SinoCubate, the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Company, and otherwise to carry out the purposes of this Agreement. The officers and directors of SinoCubate are fully authorized in the name of and on behalf of the Company, or otherwise, to take any and all such actions and to execute and deliver any and all such deeds and other instruments as may be necessary or appropriate to accomplish the foregoing.

6.3  Termination.  Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and the Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the shareholders of the Company, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Merger would be inadvisable or not in the best interests of the Company and its shareholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or SinoCubate, or any of their respective shareholders, directors or officers.

6.4  Modification or Amendment.  Subject to the provisions of applicable law, at any time prior to the Effective Time, the Board of Directors of the Constituent Entities may amend, modify or supplement this Agreement, notwithstanding approval of this Agreement by the shareholders; provided, however, that an amendment made subsequent to the approval of this Agreement by the holders of Common Stock shall not (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation, (ii) alter or change any provision of the certificate of incorporation of the SinoCubate to be effected by the Merger, or (iii) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.

6.5  Tax-Free Reorganization.  The Merger is intended to be a tax-free plan or reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

5

6.6  Counterparts.   In order to facilitate the filing and recording of this Agreement, it may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

6.7  GOVERNING LAW.  THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

6.8  Entire Agreement.  This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

6.9  No Third Party Beneficiaries.  This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

6.10  Severability.  The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

6.11  Headings.  The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

[SIGNATURE PAGE FOLLOWS]

6

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

SYNTHENOL, INC.
a Florida corporation

By:	/s/ Richard Xu
Richard Xu
President

SINOCUBATE, INC.
a Nevada corporation

By:	/s/ Tom Simeo
Tom Simeo
President

Signature Page to Agreement and Plan of Merger

Appendix B

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
SINOCUBATE, INC.

SinoCubate, Inc. (hereinafter referred to as the “Corporation”), a corporation organized and existing under and by virtue of the laws of the State of Nevada, does hereby certify as follows:

1.           The current name of the Corporation is SinoCubate, Inc.

2.           The original Articles of Incorporation of the Corporation were filed in the Office of the Secretary of State on September 11, 2008.

3.           These Amended and Restated Articles of Incorporation have been duly approved by the Unanimous Written Consent of the Board of Directors of the Corporation in lieu of a meeting, dated September 24, 2008, and by the Written Consent of the holders of a majority of the Corporation’s issued and outstanding capital stock, dated September 26, 2008, in accordance with the provisions of Sections 78.390 and 78.403 of the Nevada Revised Statutes.

4.           The provisions of the Articles of Incorporation of the Corporation as heretofore amended and/or supplemented are hereby restated, integrated and further amended to read in its entirety as follows:

ARTICLE I
NAME

The name of the corporation is SinoCubate, Inc. (hereinafter, the “Corporation”).

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the laws of the State of Nevada.

ARTICLE III
AUTHORIZATION TO ISSUE CAPITAL STOCK

The aggregate number of shares which the Corporation shall have the authority to issue is One Hundred Million (100,000,000) shares of Common Stock, par value $.001 and Five Million (5,000,000) shares of Preferred Stock having a par value of $.001 per share.  All Common Stock of the Corporation shall be of the same class and shall have the same rights and preferences.  The Corporation shall have authority to issue the shares of Preferred Stock in one or more series with such rights, preferences and designations as determined by the Board of Directors of the Corporation.  Authority is hereby expressly granted to the Board of Directors from time to time to issue Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the Nevada Revised Statutes.  Full-paid stock of the Corporation shall not be liable to any further call or assessment.

ARTICLE IV
GOVERNING BOARD

The members of the governing board of the Corporation shall be known as the Board of Directors.  The number of directors comprising the Board of Directors shall be determined from time to time in the manner provided in the bylaws of the Corporation.

ARTICLE V
LIABILITY OF DIRECTORS AND OFFICERS

No director or officer shall be personally liable to the Corporation or any of its stockholders for damages for any breach of fiduciary duty as a director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) for the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes.  If the Nevada Revised Statutes are amended after the date hereof to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes, or amendments thereto.  No repeal or modification of this paragraph shall adversely affect any right or protection of any director or officer of the Corporation existing at the time of such repeal or modification.

ARTICLE VI
INDEMNIFICATION OF OFFICERS AND DIRECTORS

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation, or who is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the action, suit or proceeding, to the full extent permitted by the Nevada Revised Statutes as such statutes may be amended from time to time.

ARTICLE VII
ACQUISITION OF CONTROLLING INTEREST

The Corporation elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by an successor section, statute, or provision.  No amendment to these

2

Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this paragraph shall apply to or have any effect on any transaction involving acquisition of control by any person or any transaction with an interested stockholder occurring prior to such amendment or repeal.

ARTICLE VIII
COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Corporation elects not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision.

IN WITNESS WHEREOF, the undersigned has executed these Amended and Restated Articles of Incorporation this 24th day of September, 2008.

SINOCUBATE,INC.

By:	/s/ Tom Simeo
Name:	Tom Simeo
Title:	Director

3

Appendix C

BYLAWS

OF

SinoCubate, Inc.
(A Nevada  Corporation)

ARTICLE I.   OFFICE.

The principal office of the Corporation in the State of New York is at 65 Broadway, Suite 501, New York, New York 10006, County of New York.

ARTICLE II.  STOCKHOLDERS' MEETINGS.

Section 1. Annual Meetings.

(a)
The annual meeting of the stockholders of the Corporation, commencing with the year 2008  shall be held at the principal office of the Corporation in the State of Nevada or at any other place within or without the State of Nevada as may be determined by the Board of Directors and as may be designated in the notice of that meeting.

The meeting shall be held on the first day of week in June of each year.  If that day is a legal holiday, the meeting shall be held on the next succeeding day not a legal holiday. The business to be transacted at the meeting shall be the election of directors and such other business as properly brought before the meeting.

(b)
If the election of directors shall not be held on the day herein designated for any annual meeting, or at any adjournment of that meeting, the Board of Directors shall call a special meeting of the stockholders as soon as possible thereafter.

At this meeting the election of directors shall take place, and the election and any other business transacted shall have the same force and effect as at an annual meeting duly called and held.

(c)
No change in the time or place for a meeting for the election of directors shall be made within 20 days preceding the day on which the election is to be held.  Written notice of any change shall be given each stockholder at least 20 days before the election is held, either in person or by letter mailed to the stockholder at the address last shown on the books of the Corporation.

(d)
In the event the annual meeting is not held at the time prescribed in Article II, Section I(a) above, and if the Board of Directors shall not call a special meeting as prescribed in Article II, Section l(b) above within three months after the date prescribed for the annual meeting, then any stockholder may call that meeting, and at that meeting the stockholders may elect the directors and transact other business with the same force and effect as at an annual meeting duly called and held.

Section 2.  Special Meetings.

Special meetings of the stockholders may be called by the President or by the holders of at least 33  percent (%) of the stock entitled to vote at that meeting. At any time, upon the written request of any person or persons entitled to call a special meeting, it shall be the duty of the Secretary to send out notices of the meeting, to be held within or without the State of Nevada and at such time, but not less than 10 days nor more than 60 days after receipt of the request, as may be fixed by the Board of Directors.  If the Board of Directors fails to fix a time or place, the meeting shall be held at the principal office of the Corporation at a time as shall be fixed by the Secretary within the above limits.

Section 3.  Notice and Purpose of Meetings; Waiver.

Each stockholder of record entitled to vote at any meeting shall be given in person, or by mail, or by prepaid telegram, written or printed notice of the purpose or purposes, and the time and place within or outside the State of Nevada of every meeting of stockholders.  This notice shall be delivered not less than 10 days nor more than 60 days before the meeting.  If mailed or telegraphed, it should be directed to the stockholder at the address last shown on the books of the Corporation.  No publication of the notice of meeting shall be required.  A stockholder may waive the notice of meeting by attendance, either in person or by proxy, at the meeting, or by so stating in writing, either before or after the meeting.  Attendance at a meeting for the express purpose of objecting that the meeting was not lawfully called or convened shall not, however, constitute a waiver of notice.  Except where otherwise required by law, notice need not be given of any adjourned meeting of the stockholders.

Section 4.  Quorum.

Except as otherwise provided by law, a quorum at all meetings of stockholders shall consist of the holders of record of a majority of the shares entitled to vote present in person or by proxy.

Section 5. Closing of Transfer Books; Record Date.

(a)
In order to determine the holders of record of the Corporation's stock who are entitled to notice of meetings, to vote at a meeting or its adjournment, to receive payment of any dividend, or to make a determination of the stockholders of record for any other proper purpose, the Board of Directors of the Corporation may order that the Stock Transfer Books be closed for a period not to exceed sixty days.  If the purpose of this closing is to determine

2

who is entitled to notice of a meeting and to vote at such meeting, the Stock Transfer Books shall be closed for at least thirty days preceding such meeting.

(b)
In lieu of closing the Stock Transfer Books, the Board of Directors may fix a date as the record date for the determination of stockholders.  This date shall be no more than sixty days prior to the date of the action which requires the determination, nor, in the case of a stockholders' meeting, shall it be less than thirty days in advance of such meeting.

(c)
If the Stock Transfer Books are not closed and no record date is fixed for the determination of the stockholders of record, the date of which notice of the meeting is mailed, or on which the resolution of the Board of Directors declaring a dividend is adopted, as the case may be, shall be the record date for the determination of stockholders.

(d)
When a determination of stockholders entitled to vote at any meeting has been made as provided in this section, this determination shall apply to any adjournment of the meeting, except when the determination has been made by the closing of the Stock Transfer Books and the stated period of closing has expired.

Section 6.  Presiding Officer; Order of Business.

(a)
Meetings of the stockholders shall be presided over by the Chairman of the Board, or, if he or she is not present, by the Chief Executive Officer, or if not present, by the President, or if he or she is not present, by a Vice-President, or if neither the Chairman of the Board nor the Chief Executive Officer nor the President nor a Vice-President is present, by a chairman to be chosen by a majority of the stockholders entitled to vote at the meeting who are present in person or by proxy.  The Secretary of the Corporation, or, in her or his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present, the stockholders present at the meeting shall choose any person present to act as secretary of the meeting.

(b)	The order of business shall be as follows:
1.           Call of meeting to order.
2.           Proof of notice of meeting.
3.           Reading of minutes of last previous annual meeting.
4.           Reports of officers.
5.           Reports of committees.
6.           Election of directors.
7.           Miscellaneous business.

3

Section 7. Voting.

(a)
Except in the election of directors, at which time the stockholders shall be entitled to cumulate their votes, and except as otherwise provided in the Articles of Incorporation, the Bylaws, or the laws of the State of Nevada at every meeting of the stockholders, each stockholder of the Corporation entitled to vote at the meeting shall have, as to each matter submitted to a vote, one vote in person or by proxy for each share of stock having voting rights registered in his or her name on the books of the Corporation.  A stockholder may vote his or her shares through a proxy appointed by a written instrument signed by the stockholder or by a duly authorized attorney-in-fact and delivered to the secretary of the meeting.  No proxy shall be valid after three months from the date of its execution unless a longer period is expressly provided.

(b)
A majority vote of those shares entitled to vote and represented at the meeting, a quorum being present, shall be the act of the meeting except that in electing directors a plurality of the votes cast shall elect.

(c)	At all elections of directors, the voting shall be by ballot.

Section 8. List of Stockholders.

(a)
A complete list of the stockholders of the Corporation entitled to vote at the ensuing meeting, arranged in alphabetical order, and showing the address of, and number of shares owned by, each stockholder shall be prepared by the Secretary, or other officer of the Corporation having charge of the Stock Transfer Books.  This list shall be kept on file for a period of at least ten days prior to the meeting at the principal office of the Corporation and shall be subject to inspection during the usual business hours of such period by any stockholder.  This list shall also be available at the meeting and shall be open to inspection by any stockholder at any time during the meeting.

(b)	The original Stock Transfer Books shall be prima facie evidence as to who are the stockholders entitled to examine the list or to vote at any meeting of the stockholders.

(c)	Failure to comply with the requirements of this section shall not affect the validity of any action taken at any meetings of the stockholders.

ARTICLE III. DIRECTORS.

Section 1. Number, Qualification, Term, Quorum, and Vacancies.

(a)	The property, affairs and business of the Corporation shall be managed by a Board of Directors of two persons. Except as provided, directors shall be elected at the annual

4

meeting of the stockholders and each director shall serve for one year and/or until his or her successor shall be elected and qualify.

(b)
The number of directors may be increased or decreased from time to time by an amendment to these Bylaws.  Any increased number of directors shall be elected by the stockholders at the next regular annual meeting or at a special meeting called for that purpose. The  number of directors shall never be less than one (1).

(c)	Directors need not be stockholders of the Corporation.

(d)
A majority of the directors in office shall be necessary to constitute a quorum for the transaction of business.  If, at any meeting of the Board of Directors, there shall be less than a quorum present, a majority of those present may adjourn the meeting, without further notice, from time to time until a quorum shall have been obtained.  In case there are vacancies on the Board of Directors, other than vacancies created by the removal of a director or directors by the stockholders or by an increase in the number of directors, the remaining directors, although less than a quorum, may by a majority vote elect a successor or successors for the unexpired term or terms.

Section 2.  Meetings.

Meetings of the Board of Directors may be held either within or without the State of Nevada. Meetings of the Board of Directors shall be held at those times as are fixed from time to time by resolution of the Board.  Special meetings may be held at any time upon call of the Chairman of the Board, the Chief Executive Officer, the President, or a Vice-President, or a majority of directors, upon written or telegraphic notice deposited in the U.S. mail or delivered to the telegraph company at least thirty days prior to the day of the meetings.  A meeting of the Board of Directors may be held without notice immediately following the annual meeting of the stockholders.  Notice need not be given of regular meetings of the Board of Directors held at times fixed by resolution of the Board of Directors nor need notice be given of adjourned meetings.  Meetings may be held at any time without notice if all the directors are present or if, before the meeting, those not present waive such notice in writing.  Notice of a meeting of the Board of Directors need not state the purpose of, nor the business to be transacted at, any meeting.

Section 3.  Removal.

(a)
At any meeting of the stockholders, any director or directors may be removed from office, without assignment of any reason, by a majority vote of the shares or class of shares, as the case may be, which elected the director or directors to be removed, provided, however, that if less than all the directors are to be removed, no individual director shall be removed if the number of votes cast against her or his removal would be sufficient, if cumulatively voted at an election of the entire board, to elect one or more directors.

5

(b)
When any director or directors are removed, new directors may be elected at the same meeting of the stockholders for the unexpired term of the director or directors removed.  If the stockholders fail to elect persons to fill the unexpired term or terms of the director or directors removed, these unexpired terms shall be considered vacancies on the board to be filled by the remaining directors.

Section 4.  Indemnification.

(a)
The Corporation shall indemnify each of  its directors, officers, and employees whether or not then in service as such (and his or her executor, administrator and heirs), against all reasonable expenses actually and necessarily incurred by him or her in connection with the defense of any litigation to which the individual may have been made a party because he or she is or was a director, officer or employee of the Corporation.  The individual shall have no right to reimbursement, however, in relation to matters as to which he or she has been adjudged liable to the Corporation for negligence or misconduct in the performance of his or her duties, or was derelict in the performance of his or her duty as director, officer or employee by reason of willful misconduct, bad faith, gross negligence or reckless disregard of the duties of his or her office or employment.  The right to indemnity for expenses shall also apply to the expenses of suits which are compromised or settled if the court having jurisdiction of the matter shall approve such settlement.

(b)	The foregoing right of indemnification shall be in addition to, and not exclusive of, all other rights to that such director, officer or employee may be entitled.

Section 5.  Compensation.

Directors, and members of any committee of the Board of Directors, shall be entitled to any reasonable compensation for their services as directors and members of any committee as shall be fixed from time to time by resolution of the Board of Directors, and shall also be entitled to reimbursement for any reasonable expense incurred in attending those meetings.  The compensation of directors may be on any basis as determined in the resolution of the Board of Directors.  Any director receiving compensation under these provisions shall not be barred from serving the Corporation in any other capacity and receiving reasonable compensation for such other services.

Section 6.  Committees.

(a)
The Board of Directors, by a resolution or resolutions adopted by a majority of the members of the whole Board, may appoint an Executive Committee, an Audit Committee, and any other committees as it may deem appropriate.  Each committee shall consist of at least three members of the Board of Directors.  Each committee shall have and may exercise any and all powers as are conferred or authorized by the resolution appointing it.  A majority of each committee may determine its action and may fix the time and place of its meetings, unless provided otherwise by the Board of Directors.  The Board of Directors shall have the power

6

at any time to fill vacancies in, to change the size of membership of, and to discharge any committee.

(b)
Each committee shall keep a written record of its acts and proceedings and shall submit that record to the Board of Directors at each regular meeting and at any other times as requested by the Board of Directors.  Failure to submit the record, or failure of the Board to approve any action indicated therein will not, however, invalidate the action to the extent it has been carried out by the Corporation prior to the time the record of such action was, or should have been, submitted to the Board of Directors as provided.

Section 7.  Dividends.

Subject always to the provisions of  law and the Articles of Incorporation, the Board of Directors shall have full power to determine whether any, and, if so, what part, of the funds legally available for the payment of dividends shall be declared in dividends and paid to the stockholders of the Corporation.  The Board of Directors may fix a sum which may be set aside or reserved over and above the paid-in capital of the Corporation for working capital or as a reserve for any proper purpose, and from time to time may increase, diminish, and vary this fund in the Board's absolute judgment and discretion.

ARTICLE IV.  OFFICERS.

Section 1.  Number.

The officers of the Corporation shall be a Chairman of the Board, a Chief Executive Officer, a President, one or more Vice-Presidents, a Treasurer, a Controller, a Secretary, and one or more Assistant Secretaries.  In addition, there may be such subordinate officers as the Board of Directors may deem necessary.  Any person may hold two, but no more than two, offices.

Section 2.  Term of Office.

The principal officers shall be chosen annually by the Board of Directors at the first meeting of the Board following the stockholders' annual meeting, or as soon as is conveniently possible.  Subordinate officers may be elected from time to time.  Each officer shall serve until his or her successor shall have been chosen and qualified, or until his, death, resignation, or removal.

Section 3.  Removal.

Any officer may be removed from office with or without cause, at any time by the affirmative vote of a majority of the Board of Directors then in office.  Such removal shall not prejudice the contract rights, if any, of the person so removed.

7

Section 4.  Vacancies.

Any vacancy in any office from any cause may be filled for the unexpired portion of the term by the Board of Directors.

Section 5.  Duties.

(a)
The Chairman of the Board shall preside at all meetings of the stockholders and the Board of Directors.  Except where, by law, the signature of the President is required, the Chairman shall possess the same power as the President to sign all certificates, contracts, and other instruments of the Corporation which may be authorized by the Board of Directors.

(b)
The Chief Executive Officer shall have general active management of the business of the corporation, and in the absence of the Chairman of the Board, shall preside at all meetings of the shareholders and the Board of Directors; and shall see that all orders and resolutions of the Board of Directors are carried into effect.

(c)
The President, in the absence of the Chairman of the Board, shall preside at all meetings of the stockholders and the Board of Directors.  She or he shall have general supervision of the affairs of the Corporation, shall sign or countersign all certificates, contracts, or other instruments of the Corporation as authorized by the Board of Directors, shall make reports to the Board of Directors and stockholders, and shall perform any and all other duties as are incident to her or his office or are properly required of him or her by the Board of Directors.

(d)
The Vice-Presidents, in the order designated by the Board of Directors, shall exercise the functions of the President during the absence or disability of the President.  Each Vice-President shall have any other duties as are assigned from time to time by the Board of Directors.

(e)
The Secretary, the Treasurer, and the Controller shall perform those duties as are incident to their offices, or are properly required of them by the Board of Directors, or are assigned to them by the Articles of Incorporation or these Bylaws.  The Assistant Secretaries, in the order of their seniority, shall, in the absence of the Secretary, perform the duties and exercise the powers of the Secretary, and shall perform any other duties as may be assigned by the Board of Directors.

(f)
Other subordinate officers appointed by the Board of Directors shall exercise any powers and perform any duties as may be delegated to them by the resolutions appointing them, or by subsequent resolutions adopted from time to time.

(g)
In case of the absence or disability of any officer of the Corporation and of any person authorized to act in his or her place during such period of absence or disability, the Board of Directors may from time to time delegate the powers and duties of that officer to any other officer, or any director, or any other person whom it may select.

8

Section 6.  Salaries.

The salaries of all officers of the Corporation shall be fixed by the Board of Directors.  No officer shall be ineligible to receive such salary by reason of the fact that he is also a Director of the Corporation and receiving compensation therefor.

ARTICLE V. CERTIFICATES OF STOCK.

Section 1.  Form.

(a)
The interest of each stockholder of the Corporation shall be evidenced by certificates for shares of stock, certifying the number of shares represented thereby and in such form not inconsistent with the Articles of Incorporation as the Board of Directors may from time to time prescribe.

(b)
The certificates of stock shall be signed by the President or a Vice-President and by the Secretary or an Assistant Secretary or the Treasurer, and sealed with the seal of the corporation.  This seal may be a facsimile, engraved or printed.  Where any certificate is manually signed by a transfer agent or a transfer clerk and by a registrar, the signatures of the President, Vice-President, Secretary, Assistant Secretary, or Treasurer upon that certificate may be facsimiles, engraved or printed.  In case any officer who has signed or whose facsimile signature has been placed upon any certificate shall have ceased to be an officer before the certificate is issued, it may be issued by the corporation with the same effect as if that officer had not ceased to be so at the time of its issue.

Section 2.  Subscriptions for Shares.

Unless the subscription agreement provides otherwise, subscriptions for shares, regardless of  the time when they are made, shall be paid in full at that time, or in installments and at any periods, as shall be specified by the Board of Directors.  All calls for payments on subscriptions shall carry the same terms with regard to all shares of the time class.

Section 3.  Transfers.

(a)
Transfers of shares of the capital stock of the Corporation shall be made only on the books of the Corporation by the registered owner, or by his or her duly authorized attorney, with a transfer clerk or transfer agent appointed as provided in Section 5 of this Article of the Bylaws, and on surrender of the certificate or certificates for those shares properly endorsed with all taxes paid.

9

(b)
The person in whose name shares of stock stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.  However, if any transfer of shares is made only for the purpose of furnishing collateral security, and that fact is made known to the Secretary of the Corporation, or to the Corporation's transfer clerk or transfer agent, the entry of the transfer may record that fact.

Section 4.  Lost, Destroyed, or Stolen Certificates.

No certificate for shares of stock in the Corporation shall be issued in place of any certificate alleged to have been lost, destroyed, or stolen except on production of evidence, satisfactory to the Board of Directors, of that loss, destruction or theft, and, if the Board of Directors so requires, upon the furnishing of an indemnity bond in such amount (but not to exceed twice the value of the shares represented by the certificate) and with such terms and surety as the Board of Directors, if any, in its discretion, require.

Section 5.  Transfer Agent and Registrar.

The Board of Directors may appoint one or more transfer agents or transfer clerks and one or more registrars, and may require all certificates for shares to bear the signature or signatures of any of them.

ARTICLE VI.  CORPORATE ACTIONS.

Section 1.  Deposits.

The Board of Directors shall select banks, trust companies, or other depositories in which all funds of the Corporation not otherwise employed shall, from time to time, be deposited to the credit of the Corporation.

Section 2.  Voting Securities Held by the Corporation.

Unless otherwise ordered by the Board of Directors, the President shall have full power and authority on behalf of the Corporation to attend, act, and vote at any meeting of security holders of other corporations in which the Corporation may hold securities.  At that meeting the President shall possess and may exercise any and all rights and powers incident to the ownership of  those securities which the corporation might have possessed and exercised if it had been present.  The Board of Directors may, from time to time, confer like powers upon any other person or persons.

ARTICLE VII.  CORPORATE SEAL.

The corporate seal of the Corporation shall consist of two concentric circles, between which shall be the name of the Corporation, and in the center of which shall be inscribed the year of its incorporation and the words "Corporate Seal, State of Nevada.”

10

ARTICLE VIII.  AMENDMENT OF BYLAWS.

The Board of Directors shall have the power to amend, alter or repeal these Bylaws, and to adopt new Bylaws, from time to time, by an affirmative vote of a majority of the whole Board as then constituted, provided that notice of the proposal to make, alter, amend, or repeal the Bylaws was included in the notice of the directors' meeting at which such action takes place.  At the next stockholders' meeting following any action by the Board of Directors, the stockholders, by a majority vote of those present and entitled to vote, shall have the power to alter or repeal Bylaws newly adopted by the Board of Directors, or to restore to their original status Bylaws which the Board may have altered or repealed, and the notice of such stockholders' meeting shall include notice that the stockholders will be called on to ratify the action taken by the Board of Directors with regard to the Bylaws.

I hereby certify that the foregoing is a full, true and correct copy of the Bylaws of SinoCubate, Inc., a corporation of the State of Nevada, as in effect on the date hereof.

September 11, 2008

/s/ Richard Xu
Richard Xu, Secretary

11

Appendix D

AMENDED AND RESTATED
ARTICLES OF INCORPORATION

OF

Poker.com Inc.

The undersigned subscriber to these Articles of Incorporation, a natural person competent to contract, hereby forms a corporation under the laws of the State of Florida.

ARTICLE I
NAME

The name of the corporation is Poker.com Inc.

ARTICLE II
NATURE OF THE BUSINESS

This corporation shall have the power to engage in any business permitted under the laws of the United States and of the State of Florida.

ARTICLE III
AUTHORIZED SHARES

The capital stock of this corporation shall consist of 100,000,000 shares of common stock having a par value of $0.01 per share, and 5,000,000 shares of preferred stock having a par value of $0.01 per share.

The preferred stock may be issued from time to time, with such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, qualifications, limitations, or restrictions thereof as shall be stated and expressed in the resolution or resolutions provided for the issuance of such preferred stock adopted by the Board of Directors pursuant to the authority in this paragraph given.

ARTICLE IV
INITIAL CAPITAL

The amount of capital with which this corporation shall commence business shall be not less than One Hundred ($100.00) Dollars.

ARTICLE V
TERM OF EXISTENCE

This corporation shall have perpetual existence.

ARTICLE VI
INITIAL ADDRESS

The initial address of the principal place of business of this corporation in the State of Florida shall be a3161 N.W. 47/th/ Avenue, Suite 214, Lauderdale Lakes, FL 33319. The Board of Directors may at any time and from time to time move the principal office of this corporation to any location within or without the State of Florida.

ARTICLE VII
DIRECTORS
The business of this corporation shall be managed by its Board of Directors, the number of such directors shall be not less than one (1) and, subject to such minimum may be increased or decreased from time to time in the manner provided in the By-Laws. The number of persons constituting the initial Board of Directors shall be 1.

ARTICLE VIII
INITIAL DIRECTORS

The names and addresses of the initial Board of Directors are as follows:

Stanley Bo Fineberg
3161 N.W. 47/th/ Terrace
Suite 214
Lauderdale Lakes, FL 33319

ARTICLE IX
SUBSCRIBER

The name and address of the person signing these Articles of Incorporation as subscriber is:

Eric P. Littman
Suite 202
1428 Brickell Avenue
Miami, FL 33131

ARTICLE X
VOTING FOR DIRECTORS

The Board of Directors shall be elected by the Stockholders of the corporation at such time and in such manner as provided in the By-Laws.

2

ARTICLE X1
CONTRACTS

No contract or other transaction between this corporation and any person, firm or corporation shall be affected by the fact that any officers or directors is such other party or is, or at some time in the future becomes, an officer, director or partner of such other contracting party, or has now or hereafter a direct or indirect interest in such contract.

ARTICLE XII
INDEMNIFICATION OF OFFICERS AND DIRECTORS

This corporation shall have the power, in its By-Laws or in any resolution of its stockholders or directors, to undertake to indemnify the officers and directors of this corporation against any contingency or peril as may be determined to be in the best interests of this corporation, and in conjunction therewith, to procure, at this corporation’s expense, policies of insurance.

ARTICLE XIV
FLORIDA STATUTES

The corporation expressly elects not to be governed by the provisions of Sections 607.108 and 607.109, Florida Statutes.

ARTICLE XV
RESIDENT AGENT

The name and address of the initial resident agent of this corporation is:

Eric P. Littman
Suite 202
1428 Brickell Avenue
Miami, FL 33131

3

Articles of Amendment
to
Articles of Incorporation
of

LEGALPLAY ENTERTAINMENT INC.
(Name of corporation as currently filed with the Florida Dept. of State)

K85050
(Document number of corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

NEW CORPORATE NAME (if changing):
SYNTHENOL INC.
(Must contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or "Co.")
(A professional corporation must contain the word "chartered", "professional association," or the abbreviation "P.A.")

AMENDMENTS ADOPTED- (OTHER THAN NAME CHANGE) Indicate Article Number(s) and/or Article Title(s) being amended, added or deleted: (BE SPECIFIC)

(Attach additional pages if necessary)

If an amendment provides for exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself: (if not applicable, indicate N/A)

(continued)

The date of each amendment(s) adoption:	November 8, 2006

Effective date if applicable:	November 10, 2006
(no more than 90 days after amendment file date)
Adoption of Amendment(s)	(CHECK ONE)

☑	The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.
☐	The amendment(s) was/were approved by the shareholders through voting groups. The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s).

"The number of votes cast for the amendment(s) was/were sufficient for approval by __________________________________________."
(voting group)

☐	The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.
☐	The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Signature	/s/ Cecil Morris

(By a Director, president or other officer - if directors or officers have not been selected, by an incorporator - if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Cecil Morris
(Typed or printed name of person signing)
President and Director
(Title of person signing)

FILING FEE: $35

2

ARTICLES OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF

Poker.com, Inc.

(present name)

K85050
(Document Number of Corporation (If known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida profit corporation adopts the following articles of amendment to its articles of incorporation:

FIRST: Amendment(s) adopted: (indicate article number(s) being amended, added or deleted)

"Article I
"Name
"The name of this corporation, as
amended, shall be
LegalPlay Entertainment, Inc."

SECOND:       If an amendment provides for an exchange, reclassification or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself, are as follows:

THIRD:   The date of each amendment's adoption:  September 9th, 2003

FOURTH: Adoption of Amendment(s) (check one)

☒	The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.
☐	The amendment(s) was/were approved by the shareholders through voting groups. The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s).

"The number of votes cast for the amendment(s) was/were sufficient for approval by __________________________________________."
(voting group)

☐	The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.
☐	The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Signed this     12th     day of               September            ,  2003 .

Signature	/s/ Mark K. Glusing
(By the Chairman of Vice Chairman of the Board of Directors, President or other officer if adopted by the shareholders)
OR (By a director if adopted by the directors) OR (By an incorporator if adopted by the incorporators)
Mark K. Glusing
(Typed or printed name)

President, of Poker.com, Inc.
(Title)

2

Appendix E

BYLAWS OF POKER.COM, INC.
(A FLORIDA CORPORATION)

ARTICLE ONE
OFFICES

Section 1. Principal Office.  The principal office of Poker.com Inc., a Florida corporation (the "Corporation"), shall be located at such place determined by the Board of Directors of the Corporation (the "Board of Directors") in accordance with applicable law.

Section 2. Other Offices.  The Corporation may also have offices at such other places, either within or without the State of Florida, as the Board of Directors may from time to time determine or as the business of the Corporation may require.

ARTICLE TWO
MEETINGS OF SHAREHOLDERS

Section 1. Place.  All annual meetings of shareholders shall be held at such place, within or without the State of Florida, as may be designated by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof. Special meetings of shareholders may be held at such place, within or without the State of Florida, and at such time as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2. Time of Annual Meeting.  Annual meetings of shareholders shall be held on such date and at such time fixed, from time to time, by the Board of Directors, provided, that there shall be an annual meeting held every calendar year at which the shareholders shall elect a board of directors and transact such other business as may properly be brought before the meeting.

Section 3. Call of Special Meetings. Special meetings of the shareholders shall be held if called in accordance with the procedures set forth in the Corporation's Articles of Incorporation (the "Articles of Incorporation") for the call of a special meeting of shareholders.

Section 4. Conduct of Meetings. The Chairman of the Board of Directors (or in his absence, the President, or in his absence, such other designee of the Chairman of the Board of Directors) shall preside at the annual and special meetings of shareholders and shall be given full discretion in establishing the rules and procedures to be followed in conducting the meetings, except as otherwise provided by law or in these Bylaws.

Section 5. Notice and Waiver of Notice.  Except as otherwise provided by law, written or printed notice stating the place, date and time of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by first-class mail or other legally sufficient means, by or at the direction of the Chairman of the

Board, President, or the persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If the notice is mailed at least thirty (30) days before the date of the meeting, it may be done by a class of United States mail other than first class. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at the address appearing on the stock transfer books of the Corporation, with postage thereon prepaid. If a meeting is adjourned to another time and/or place, and if an announcement of the adjourned time and/or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the Board of Directors, after adjournment, fixes a new record date for the adjourned meeting. Whenever any notice is required to be given to any shareholder, a waiver thereof in writing signed by the person or persons entitled to such notice, whether signed before, during or after the time of the meeting stated therein, and delivered to the Corporation for inclusion in the minutes or filing with the corporate records, shall constitute an effective waiver of such notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders need be specified in any written waiver of notice. Attendance of a person at a meeting shall constitute a waiver of (a) lack of or defective notice of such meeting, unless the person objects at the beginning to the holding of the meeting or the transacting of any business at the meeting, or (b) lack of or defective notice of a particular matter at a meeting that is not within the purpose or purposes described in the meeting notice, unless the person objects to considering such matter when it is presented.

Section 6. Business and Nominations for Annual and Special Meetings.  Business transacted at any special meeting shall be confined to the purposes stated in the notice thereof. At any annual meeting of shareholders, only such business shall be conducted as shall have been properly brought before the meeting in accordance with the requirements and procedures set forth in the Articles of Incorporation. Only such per-sons who are nominated for election as directors of the Corporation in accordance with the requirements and procedures set forth in the Articles of Incorporation shall be eligible for election as directors of the Corporation.

Section 7. Quorum.  Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Except as otherwise provided in the Articles of Incorporation or applicable law, shares representing a majority of the votes pertaining to outstanding shares which are entitled to be cast on the matter by the voting group constitute a quorum of that voting group for action on that matter. If less than a quorum of shares are represented at a meeting, the holders of a majority of the shares so represented may adjourn the meeting from time to time. After a quorum has been established at any shareholders' meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shares entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

Section 8. Voting Rights Per Share.  Each outstanding share, regardless of class, shall be entitled to vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class are limited or denied by or pursuant to the Articles of Incorporation or the Florida Business Corporation Act.

2

Section 9. Voting of Shares.  A shareholder may vote at any meeting of shareholders of the Corporation, either in person or by proxy. Shares standing in the name of another corporation, domestic or foreign, may be voted by the officer, agent or proxy designated by the bylaws of such corporate shareholder or, in the absence of any applicable bylaw, by such person or persons as the board of directors of the corporate shareholder may designate. In the absence of any such designation, or, in case of conflicting designation by the corporate shareholder, the chairman of the board, the president, any vice president, the secretary and the treasurer of the corporate shareholder, in that order, shall be presumed to be fully authorized to vote such shares. Shares held by an administrator, executor, guardian, personal representative, or conservator may be voted by such person, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by such person, either in person or by proxy, but no trustee shall be entitled to vote shares held by such person without a transfer of such shares into his name or the name of his nominee. Shares held by or under the control of a receiver, a trustee in bankruptcy proceedings, or an assignee for the benefit of creditors may be voted by such person without the transfer thereof into his name. If shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary of the Corporation is given notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, then acts with respect to voting shall have the following effect: (a) if only one votes, in person or by proxy, his act binds all; (b) if more than one vote, in person or by proxy, the act of the majority so voting binds all; (c) if more than one vote, in person or by proxy, but the vote is evenly split on any particular matter, each faction is entitled to vote the share or shares in question proportionally; or (d) if the instrument or order so filed shows that any such tenancy is held in unequal interest, a majority or a vote evenly split for purposes hereof shall be a majority or a vote evenly split in interest The principles of this paragraph shall apply, insofar as possible, to execution of proxies, waivers, consents, or objections and for the purpose of ascertaining the presence of a quorum.

Section 10. Proxies.  Any shareholder of the Corporation, other person entitled to vote on behalf of a shareholder pursuant to law, or attorney-in-fact for such persons may vote the shareholder's shares in person or by proxy. Any shareholder of the Corporation may appoint a proxy to vote or otherwise act for such person by signing an appointment form, either personally or by his attorney-in-fact. An executed telegram or cablegram appearing to have  been transmitted by such person, or a photographic, photostatic, or equivalent reproduction of an appointment form, shall be deemed a sufficient appointment form. An appointment of a proxy is effective when received by the Secretary of the Corporation (the "Secretary") or such other officer or agent which is authorized to tabulate votes, and shall be valid for up to 11 months, unless a longer period is expressly provided in the appointment form. The death or incapacity of the shareholder appointing a proxy does not affect the right of the Corporation to accept the proxy's authority unless notice of the death or incapacity is received by the Secretary or other officer or agent authorized to tabulate votes before the proxy authority under the appointment is exercised. An appointment of a proxy is revocable by the shareholder unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest.

3

Section 11. Shareholder List.  After fixing a record date for a meeting of shareholders, the Corporation shall prepare an alphabetical list of the names of all its shareholders who are entitled to notice of the meeting, arranged by voting group with the address of, and the number and class and series, if any, of shares held by each. The shareholders' list must be available for inspection by any shareholder for a period of ten (10) days prior to the meeting or such shorter time as exists between the record date and the meeting and continuing through the meeting at the Corporation's principal office, at a place identified in the meeting notice in the city where the meeting will be held, or at the office of the Corporation's transfer agent or registrar. Any shareholder of the Corporation or such person's agent or attorney is entitled on written demand to inspect the shareholders' list (subject to the requirements of law), during regular business hours and at his expense, during the period it is available for inspection. The Corporation shall make the shareholders' list available at the meeting of shareholders, and any shareholder or agent or attorney of such shareholder is entitled to inspect the list at any time during the meeting or any adjournment The shareholders' list is prima facie evidence of the identity of shareholders entitled to examine the shareholders' list or to vote at a meeting of shareholders.

Section 12. Action Without Meeting.  Any action required or permitted by law to be taken at a meeting of shareholders may be taken without a meeting or notice if a consent, or consents, in writing, setting forth the action so taken, shall be dated and signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted with respect to the subject matter thereof, and such consent shall be delivered to the Corporation, within the period required by Section 607.0704 of the Florida Business Corporation Act, by delivery to its principal office in the State of Florida, its principal place of business, the Secretary or another officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded. Within ten (10) days after obtaining such authorization by written consent, notice must be given to those shareholders who have not consented in writing or who are not entitled to vote on the action, in accordance with the requirements of Section 607.0704 of the Florida Business Corporation Act.

Section 13. Fixing Record Date.  For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in  order to make a determination of shareholders for any other proper purposes, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than seventy (70) days, and, in case of a meeting of shareholders, not less than ten (10) days, before the meeting or action requiring such determination of shareholders. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders or the determination of shareholders entitled to receive payment of a dividend, the date before the day on which the first notice of the meeting is mailed or the date on which the resolutions of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall  apply to any adjournment thereof, except where the Board of Directors fixes a new record date for the adjourned meeting.

4

Section 14. Inspectors and Judges.  The Board of Directors in advance of any meeting may, but need not, appoint one or more inspectors of election or judges of the vote, as the case may be, to act at the meeting or any adjournment thereof. If any inspector or inspectors, or judge or judges, are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors or judges. In case any person who may be appointed as an inspector or judge fails to appear or act, the vacancy may be filled by the Board of Directors in advance of the meeting, or at the meeting by the person presiding thereat. The inspectors or judges, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots and consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate votes, ballots and consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the person presiding at the meeting, the inspector or inspectors or judge or judges, if any, shall make a report in writing of any challenge, question or matter determined by him or them, and execute a certificate of any fact found by him or them.

Section 15. Voting for Directors.  Unless otherwise provided in the Articles of Incorporation, directors shall be elected by a plurality of the  votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

ARTICLE THREE

DIRECTORS

Section 1. Number; Term; Election; Qualification.  The number of directors of the Corporation shall be fixed from time to time, within the limits specified by the Articles of Incorporation, by resolution of the Board of Directors. Directors shall be elected in the manner and hold office for the term as prescribed in the Articles of Incorporation. Directors must be natural persons who are 18 years of age or older but need not be residents of the State of Florida, shareholders of the Corporation or citizens of the United States.

Section 2. Resignation; Vacancies; Removal.  A director may resign at any time by giving written notice to the Board of Directors or the Chairman of the Board. Such resignation shall take effect at the date of receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. In the event the notice of resignation specifies a later effective date, the Board of Directors may fill the pending vacancy (subject to the provisions of the Articles of Incorporation) before the effective date if they provide that the successor does not take office until the effective date. Director vacancies shall be filled, and directors may be removed, in the manner prescribed in the Corporation's Articles of Incorporation.

Section 3. Powers.  The business and affairs of the Corporation shall be managed by the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised and done by the shareholders.

5

Section 4. Place of Meetings.  Meetings of the Board of Directors, regular or special, may be held either within or without the State of Florida.

Section 5. Annual Meetings.  Unless scheduled for another time by the Board of Directors, the first meeting of each newly elected Board of Directors shall be held, without call or notice, immediately following each annual meeting of shareholders.

Section 6. Regular Meetings.  Regular meetings of the Board of Directors may also be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

Section 7. Special Meetings and Notice.  Special meetings of the Board of Directors may be called by the President or Chairman of the Board and shall be called by the Secretary on the written request of any two directors. At least forty-eight (48) hours' prior written notice of the date, time and place of special meetings of the, Board of Directors shall be given to each director.  Except as required by law, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting. Notices to directors shall be in writing and delivered to the directors at their addresses appearing on the books of the Corporation by personal delivery, mail or other legally sufficient means. Subject to the provisions of the preceding sentence, notice to directors may also be given by telegram, teletype or other form of electronic communication. Notice by mail shall be deemed to be given at the time when the same shall be received. Whenever any notice is required to be given to any director, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before, during or after the meeting, shall constitute an effective waiver of such notice. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and a waiver of any and all objections to the place of the meeting, the time of the meeting and the manner in which it has been called or convened, except when a director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

Section 8. Quorum and Required Vote.  A majority of the Prescribed number of directors determined as provided in the Articles of Incorporation shall constitute a quorum for the transaction of business and the act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless a greater number is required by the Articles of Incorporation. Whenever, for any reason, a vacancy occurs in the Board of Directors, a quorum shall consist of a majority of the remaining directors until the vacancy has been filled. If a quorum shall not be present at any meeting of the Board of Directors, a majority of the directors present thereat may adjourn the meeting to another time and place without notice other than announcement at the time of adjournment. At such adjourned meeting at which  a quorum shall be present, any business may be transacted that might have been transacted at the meeting as originally notified and called.

Section 9. Action Without Meeting.  Any action required or permitted to be taken at a meeting of the Board of Directors or committee thereof may be taken without a meeting if a consent in writing, setting forth the action taken, is signed by all of the members of the Board of Directors or the committee, as the case may be, and such consent shall have the same force and

6

effect as a unanimous vote at a meeting. Action taken under this Section 9 is effective when the last director signs the consent, unless the consent specifies a different effective date. A consent signed under this Section 9 shall have the effect of a meeting vote and may be described as such in any document.

Section 10. Conference Telephone or Similar Communications Equipment Meetings.  Directors and committee members may participate in and hold a meeting - by means-of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express  purpose of objecting to the transaction of any business on the ground the meeting is not lawfully called or convened.

Section 11. Committees.  The Board of Directors, by resolution adopted by a majority of the whole Board of Directors, may designate from among its members an executive committee and one or more other committees, each of which, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the business and affairs of the Corporation except where the action of the full Board of Directors is required by applicable law. Each committee must have two or more members who serve at the pleasure of the Board of Directors. The Board of Directors, by resolution adopted in accordance with this Article Three, may designate one or more directors as alternate members of any committee, who may act in the place and stead of any absent member or members at any meeting of such committee.  Vacancies in the membership of a committee may be filled only by the Board of Directors at a regular or special meeting of the Board of Directors. The executive committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required. The designation of any such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or such member by law.

Section 12. Compensation of Directors.  The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed SUM for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Similarly, members of special or standing committees may be allowed compensation for attendance at committee meetings or a stated salary as a committee member and payment of expenses for attending committee meetings.  Directors may receive such other compensation as may be approved by the Board of Directors.

ARTICLE FOUR
OFFICERS

Section 1. Positions.  The officers of the Corporation may consist of a Chairman of the Board, a Chief Executive Officer, a President, one or more Vice Presidents (any one or more of whom may be given the additional designation of rank of Executive Vice President or Senior Vice President), a Secretary, a Chief Financial Officer and a Treasurer. Any two or more offices may be held by the same person. Officers other than the Chairman of the Board need not be members of the Board of Directors. The Chairman of the Board must be a member of the Board of Directors.

7

Section 2. Election Of Specified Officers by Board.  The Board of Directors at its first meeting after each annual meeting of shareholders shall elect a Chairman of the Board, a Chief Executive Officer, a President, one or more Vice Presidents (including any Senior or Executive Vice Presidents), a Secretary, a Chief Financial Officer and a Treasurer.

Section 3. Election or Appointment of Other Officers.  Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors, or, unless otherwise specified herein, appointed by the Chairman of the Board. The Board of Directors shall be advised of appointments by the Chairman of the Board at or before the next scheduled Board of Directors meeting.

Section 4. Compensation.  The salaries, bonuses and other compensation of the Chairman of the Board and all officers of the Corporation to be elected by the Board of Directors pursuant to Section 2 of this Article Four shall be fixed from time to time by the Board of Directors or pursuant to its direction. The salaries of all other elected or appointed officers of the Corporation shall be fixed from time to time by the Chairman of the Board or pursuant to his direction.

Section 5. Term:  Resignation:  Removal:  Vacancies.  The officers of the Corporation shall hold office until their successors are chosen and qualified.  Any officer or agent elected or appointed by the Board of Directors or the Chairman of the Board may be removed, with or without cause, by the Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer or agent appointed by the Chairman of the Board pursuant to Section 3 of this Article Four may also be removed from such office or position by the Board of Directors or the Chairman of the Board, with or without cause. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise shall be filled by the Board of Directors, or, in the case of an officer appointed by the Chairman of the Board, by the Chairman of the Board or the Board of Directors. Any officer of the Corporation may resign from his respective office or position by delivering notice to the Corporation, and such resignation shall be effective without acceptance. Such resignation shall be effective when delivered unless the notice specifies a later effective date. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board of Directors may fill the pending vacancy before the effective date if the Board provides that the successor does not take office until such effective date.

Section 6. Chairman of the Board.  The Chairman of the Board shall preside at all meetings of the shareholders and the Board of Directors. The Chairman of the Board shall also serve as the chairman of any executive committee.

Section 7. Chief Executive Officer.  Subject to the control of the Board of Directors, the Chief Executive Officer, in conjunction with the President, shall have general and active management of the business of the Corporation, shall see that all orders and resolutions of the Board of Directors are carded into effect and shall have such powers and perform such duties as may be prescribed by the Board of Directors. In the absence of the Chairman of the Board or in the event the Board of Directors shall not have designated a Chairman of the Board, the Chief Executive Officer shall preside at meetings of the shareholders and the Board of Directors. The Chief Executive Officer shall also serve as the vice-chairman of any executive committee.

8

Section 8. President.  Subject to the control of the Board of Directors, the President, in conjunction with the Chief Executive Officer, shall have general and active management of the business of the Corporation and shall have such-powers and perform such duties as may be prescribed by the Board of Directors. In the absence of the Chairman of the Board and the Chief Executive Officer or in the event the Board of Directors shall not have designated a Chairman of the Board and a Chief Executive Officer shall not have been elected, the President shall preside at meetings of the shareholders and the Board of Directors. The President shall also serve as the vice-chairman of any executive committee.

Section 9. Vice Presidents.  The Vice Presidents, in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the President and the Chief Executive Officer, perform the duties and exercise the powers of the President. They shall perform such other duties and have such other powers as the Board of Directors, the Chairman of the Board or the Chief Executive Officer shall prescribe or as the  President may from time to time delegate. Executive Vice Presidents shall be senior to Senior Vice Presidents, and Senior Vice Presidents shall be senior to all other Vice Presidents.

Section 10. Secretary.  The Secretary shall attend all meetings of the shareholders and all meetings of the Board of Directors and record all the proceedings of the meetings of the shareholders and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors and shall keep in safe custody the seal of the Corporation and, when authorized by the Board of Directors, affix the same to any instrument requiring it. The Secretary shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President.

Section 11. Chief Financial Officer.  The Chief Financial Officer shall be responsible for maintaining the financial integrity of the Corporation, shall prepare the financial plans for the Corporation and shall monitor the financial performance of the Corporation and its subsidiaries, as well as performing such other duties as may be prescribed by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President.

Section 12. Treasurer.  The Treasurer shall have the custody of corporate funds and, securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairman of the Board and the Board of Directors at its regular meetings or when the Board of Directors so requires an account of all his transactions as Treasurer and of the financial condition of the Corporation. The Treasurer shall perform such other duties as may be prescribed by the Board of Directors, the Chainman of the Board, the Chief Executive Officer or the President.

9

Section 13. Other Officers:  Employees and Agents.  Each and every other officer, employee and agent of the Corporation shall possess, and may exercise, such power and authority, and shall perform such duties, as may from time to time be assigned to such person by the Board of Directors, the officer so appointing such person or such officer or officers who may from time to time be designated by the Board of Directors to exercise such supervisory authority.

ARTICLE FIVE

CERTIFICATES FOR SHARES

Section 1. Issue of Certificates.  The shares of the Corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented  by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates (and upon request every holder of uncertificated shares) shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board or a Vice Chairman of the Board, or the Chief Executive Officer, President or Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, representing the number of shares registered in certificate form.

Section 2. Legends for Preferences and Restrictions on Transfer.  The designations, relative rights, preferences and limitations applicable to each class of shares and the variations in rights, preferences and limitations determined for each series within a class (and the authority of the Board of Directors to determine variations for future series) shall be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the Corporation will furnish the shareholder a full statement of this information on request and without charge. Every certificate representing shares that are restricted as to the sale, disposition, or transfer of such shares shall also indicate that such shares are restricted as to transfer, and there shall be set forth or fairly summarized upon the certificate, or the certificate shall indicate that the Corporation will furnish to any shareholder upon request and without charge, a full statement of such restrictions. If, the Corporation issues any shares that are not registered under the Securities Act of 1933, as amended, or not registered or qualified under the applicable state securities laws, the transfer of any such shares shall be restricted substantially in accordance with the following legend:

"THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY APPLICABLE STATE LAW. THEY MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR PLEDGED WITHOUT (1) REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE LAW, OR (2) AT HOLDERS EXPENSE, AN OPINION (SATISFACTORY TO THE CORPORATION) OF COUNSEL (SATISFACTORY TO THE CORPORATION) THAT REGISTRATION IS NOT REQUIRED."

10

Section 3. Facsimile Signatures.  Any and all signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 4. Lost Certificates.  The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Corporation may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

Section 5. Transfer of Shares.  Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 6. Registered Shareholders.  The Corporation shall be entitled to recognize the exclusive rights of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Florida.

Section 7. Redemption of Control Shares.  As provided by the Florida  Business Corporation Act, if a person acquiring control shares of the Corporation does not file an acquiring person statement with the Corporation, the Corporation may, at the discretion of the Board of Directors, redeem the control shares at the fair value thereof at any time during the 60-day period after the last acquisition of such control shares. If a person acquiring control shares of the Corporation files an acquiring person statement with the Corporation, the control shares may be redeemed by the Corporation, at the discretion of the Board of Directors, only if such shares are not accorded full voting rights by the shareholders as provided by law.

11

ARTICLE SIX

GENERAL PROVISIONS

Section 1. Dividends.  The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in cash, property, stock (including its own shares) or otherwise pursuant 1:6 law and subject to the provisions of the Articles of Incorporation.

Section 2. Reserves.  The Board of Directors may by resolution create a reserve or reserves out of earned surplus for any proper purpose or purposes, and may abolish any such reserve in the same manner.

Section 3. Checks.  All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 4. Fiscal Year.  The fiscal year of the Corporation shall end on December 31 of each year, unless otherwise fixed by resolution of the Board of Directors.

Section 5. Seal.  The Board of Directors may adopt a corporate seal by resolution. The corporate seal, if adopted, shall have inscribed thereon the name and state of incorporation of the Corporation. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Section 6. Gender.  All words used in these Bylaws in the masculine gender shall extend to and shall include the feminine and neutral genders.

ARTICLE SEVEN

Except as otherwise set forth herein, these Bylaws may be altered, amended or repealed or new Bylaws may be adopted at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the directors present at such meeting.

12